Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      Western Asset Management Company
      Pasadena, CA

Board of Trustees
      John F. Curley, Jr., Chairman
      Edmund J. Cashman, Jr.
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst &Young LLP
      Philadelphia, PA


      This fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the fund will always be able to maintain a stable net asset value of $1.00 per share.

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

LMF-018



                             Report to Shareholders
                               For the Year Ended
                                 August 31, 1997

                                       The
                                   Legg Mason
                                      Cash
                                     Reserve
                                      Trust

                           Putting Your Future First


                               [Legg Mason Logo]

                                     FUNDS

To Our Shareholders,

     The Legg Mason Cash Reserve Trust now has $1.34 billion invested in a diversified portfolio of high quality fixed income securities with relatively short maturities.

     As this letter is written on October 13th, the Trust's annualized yield for the past 7 days is 4.79%* (an effective yield of 4.90% when the compounding effect of dividend reinvestments is included). The average weighted maturity of our portfolio is 69 days.

     A complete listing of the Trust's portfolio holdings at August 31, 1997 appears in this report. You will note that approximately 60% of the Trust's portfolio is invested in U.S. government and government agency securities and repurchase agreements fully secured by such securities.

     Ernst &Young LLP, Cash Reserve Trust's independent auditors, have completed their annual examination, and audited financial statements for the Trust's fiscal year ended August 31, 1997 are included in this report. We will continue to work hard to provide you with a competitive investment return, consistent with high portfolio quality.

     You may add to your Cash Reserve Trust account at any time by sending a check for $500 or more (made payable to Legg Mason Cash Reserve Trust) to:

                                        Legg Mason Cash Reserve Trust
                                        P.O. Box 1476
                                        Baltimore, Maryland 21203-1476

     Please include your account number on any checks you send to us.

                                                       Sincerely,


                                                       /s/ John F. Curley, Jr.
                                                       -----------------------
                                                       John F. Curley, Jr.
                                                       Chairman

October 13, 1997


------------------
*The yields shown here are for past periods and are not intended to indicate future performance.

Statement of Net Assets
Legg Mason Cash Reserve Trust
August 31, 1997
(Amounts in Thousands)


        Par                                  Rate        Value
----------------------------------------------------------------
Asset-backed Securities -- 2.3%
               Albertsons' Inc.
      $ 3,000     3/26/98                    5.650%      $ 2,997
               Associates Corporation N.A.
        1,000     5/15/98                    7.250         1,010
                Associates Corporation N.A.
       16,000     8/15/98                    6.375        15,065
               Capita Equipment
                  Receivables Trust 96-1
          420     10/15/97                   5.600           420
               Greentree Financial
                  Corporation 97-2
        2,610     4/15/98                    5.617         2,610
               Household Finance
        5,000     1/22/98                    6.760         5,019
               Liberty Mutual Capital
                  Corporation
        4,000     6/1/98                     5.960         4,003(A)
                                                      ----------
               Total Asset-backed Securities              31,124
----------------------------------------------------------------
Bank Notes -- 3.0%
               Bank of Hawaii
        2,000     11/7/97                    5.630         2,000
               Bank of Hawaii
       28,000     12/1/97                    5.590        28,000
               International Financial
                  Corporation
        5,000     1/15/98                    8.125         5,042
               NationsBank Corporation
        5,000     1/15/98                    6.625         5,013
                                                      ----------
               Total Bank Notes                           40,055
----------------------------------------------------------------
Certificates of Deposit -- 12.1%
               Bankers Trust
       20,000     7/17/98                    5.910        19,992
               Bankers Trust
       20,000     8/12/98                    5.980        19,992
               Bankers Trust
       15,000     8/28/98                    5.970        14,996
               Huntington National Bank
       20,000     9/3/97                     5.770        20,000
               JP Morgan
       19,000     7/28/98                    5.800        18,993
               Old Kent Bank
       25,000     11/19/97                   5.540        25,000
               Societe General
       13,800     7/24/98                    5.890        13,804
               Societe General
        5,000     5/19/98                    6.160         5,000
               US National Bank of Oregon
       25,000     11/7/97                    5.600        25,000
                                                      ----------
               Total Certificates of Deposit             162,777
----------------------------------------------------------------

        Par                                  Rate        Value
----------------------------------------------------------------
Commercial Paper -- 16.6%
               Allstate Corporation
      $ 5,000     6/15/98                    5.875%      $ 5,003
               Bellsouth Telecom
        2,661     6/8/98                     5.250         2,647
               CIT Group Holdings
        8,000     7/31/98                    6.350         8,035
               Carolina Power & Light
        8,000     7/1/98                     5.375         7,966
               Caterpillar Financial
                  Services Corporation
        1,500     6/11/98                    6.410         1,507
               First Chicago NBD
                  Corporation
        3,600     6/1/98                     8.500         3,670
               Ford Capital
       10,000     8/15/98                    9.000        10,276
               Ford Motor Credit
       15,000     12/1/97                    7.125        15,048
               Ford Motor Credit
          400     3/25/98                    9.000           407
               Ford Motor Credit
        3,000     6/15/98                    9.250         3,078
               GE Capital Corporation
        1,060     4/8/98                     5.500         1,057
               GTE Corporation
       17,000     3/1/98                     8.850        17,249
               GTE Corporation
        2,200     3/1/98                     8.850         2,232
               General Motors
                  Acceptance Corporation
        1,100     7/13/98                    6.000         1,099
               General Motors
                  Acceptance  Corporation
        7,725     6/4/98                     6.500         7,750
               Heller Financial
       28,900     3/15/98                    9.375        29,424
               Hertz Corporation
        6,620     2/2/98                     8.300         6,682
               IBM Corporation
        3,000     11/1/97                    6.375         3,002
               JC Penney
       10,500     10/15/97                  10.000        10,553
               KFW International Finance
        3,000     3/12/98                    8.250         3,034
               NationsBank Corporation
        1,500     9/15/98                    5.125         1,488
               Norwest Financial
                  Incorporated
        6,555     9/1/98                     6.230         6,580
               Old Kent Bank
        4,500     4/15/98                    6.875         4,528

        Par                                  Rate        Value
----------------------------------------------------------------
Commercial Paper -- Continued
               Pitney Bowes Credit Corporation
      $10,000     10/20/97                   5.610%     $  9,924
               Receivables Capital
                  Corporation
       28,000     9/11/97                    5.530        27,957
               Receivables Capital
                  Corporation
       22,000     10/1/97                    5.530        21,899
               Toyota Motor Group
        2,000     3/17/98                    5.625         1,997
               USL Capital Corporation
        5,000     11/1/97                    7.000         5,008
               Virginia Electric & Power
        4,000     6/1/98                     9.375         4,098
                                                      ----------
               Total Commercial Paper                    223,198
----------------------------------------------------------------
Medium-term Notes -- 1.1%
               General Motors Acceptance
                  Corporation
        5,000     10/30/97                   5.625         4,999
               Merrill Lynch and Company
       10,000     8/10/98                    5.880        10,000
                                                      ----------
               Total Medium-term Notes                    14,999
----------------------------------------------------------------
Time Deposits -- 4.1%
               American Express
                  Centurion
       20,000     9/12/97                    5.530        20,000
               Bank of America
                  Corporation
       20,000     10/27/97                   5.780        20,000
               Mellon Bank Corporation
       15,000     9/8/97                     5.700        15,000
                                                      ----------
               Total Time Deposits                        55,000
----------------------------------------------------------------
U.S. Government Agency Obligations -- 34.7%
               Federal Farm Credit Bank
       50,880     9/2/97                     5.500        50,880
       10,000     9/2/97                     5.270        10,000
       25,000     9/19/97                    5.420        24,933
       30,000     10/1/97                    5.620        30,000
       20,000     11/3/97                    5.680        20,000
               Federal Home Loan
                  Mortgage Corporation
       28,000     9/3/97                     5.410        27,992
        1,000     9/11/97                    5.460           998
       30,000     9/15/97                    5.430        29,937
       20,000     9/24/97                    5.460        19,930
       15,000     9/25/97                    5.435        14,946
      100,000     9/30/97                    5.445        99,561



        Par                                  Rate        Value
----------------------------------------------------------------
U.S. Government Agency Obligations -- Continued
               Federal National Mortgage
                  Association
     $ 25,000     9/12/97                    5.420%     $ 24,959
       20,000     9/25/97                    5.410        19,928
       50,000     9/25/97                    5.450        49,818
       20,000     11/13/97                   5.690        20,000
       12,000     6/30/98                    5.750        12,007
               Student Loan Marketing
                  Association
       10,000     2/25/98                    5.535         9,995
                                                      ----------
               Total U.S. Government
                  Agency Obligations                     465,884
----------------------------------------------------------------
Repurchase Agreement -- 23.8%
               J.P. Morgan Securities, Inc.
                  5.60% dated 8/29/97 to be
                  repurchased at $319,344 on
                  9/2/97 (Collateral: $53,480
                  Fannie Mae, 0%-7.27% due
                  9/12/97-7/27/26 value
                  $54,920, $66,000 Student Loan
                  Marketing Association 5.47%
                  due 10/17/97 value $66,455,
                  $24,100 Federal Home Loan
                  Bank 5.655%-6.015% due
                  3/11/99-8/25/00 value
                  $24,578, $10,450 Federal
                  Farm Credit Bank, 5.63%
                  due 1/2/98 value $10,641,
                  $168,195 Federal Home
                  Loan Mortgage Corporation,
                  5.19%-7.10%, due 1/20/99-
      319,145     7/9/07 value $172,040)                 319,145
----------------------------------------------------------------
               Total Investments -- 97.7%
                  (at amortized cost and value)        1,312,182(B)

               Management and Distribution
                  Fees Payable -- (N.M.)                    (646)
               Other Assets Less
                  Liabilities-- 2.3%                      31,103
                                                      ----------
               Net assets applicable to
               1,342,622 shares
               outstanding-- 100.0%                   $1,342,639
                                                      ==========
               Net asset value per share                   $1.00
                                                           =====


----------------------------------------------------------------
  (A)Rule 144a Security--A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified buyers.
  (B)Also represents cost for federal income tax purposes
N.M. Not meaningful
See notes to financial statements

Statement of Operations
Legg Mason Cash Reserve Trust
For the Year Ended August 31, 1997



      (Amounts in Thousands)
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                                                   $69,833
Expenses:
      Management fee                                                                         $6,110
      Distribution fee                                                                          833
      Transfer agent and shareholder servicing expense                                        1,907
      Custodian fee                                                                             200
      Reports to shareholders                                                                   182
      Audit and legal fees                                                                      131
      Registration fees                                                                          78
      Trustees' fees                                                                             11
      Other expenses                                                                             54
                                                                                             ------
        Total expenses                                                                                             9,506
                                                                                                                 -------

      Net Investment Income                                                                                       60,327
      Net Realized Gain on Investments                                                                               324
------------------------------------------------------------------------------------------------------------------------
      Increase in Net Assets Resulting from Operations                                                           $60,651
                                                                                                                 =======



                -----------------------------------------------



Statement of Changes in Net Assets
Legg Mason Cash Reserve Trust



                                                                                         For the Years Ended August 31,
      (Amounts in Thousands)                                                               1997                  1996
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income                                                              $  60,327             $  59,008
      Net realized gain on investments                                                         324                   114
                                                                                        ----------            ----------
      Increase in net assets resulting from operations                                      60,651                59,122
      Distributions to shareholders from net investment income                             (60,327)              (59,008)
      Contribution from Manager                                                                 --                   400
      Increase in net assets from Trust share transactions                                 117,834                70,837
                                                                                        ----------            ----------
      Change in net assets                                                                 118,158                71,351
Net Assets:
      Beginning of year                                                                  1,224,481             1,153,130
                                                                                        ----------            ----------
      End of year                                                                       $1,342,639            $1,224,481
                                                                                        ==========            ==========

See notes to financial statements.

Financial Highlights
Legg Mason Cash Reserve Trust

     Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                             For the Years Ended August 31,
                                                       --------------------------------------------------------------------
                                                            1997           1996           1995           1994        1993
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
      Net asset value, beginning of year                   $1.00          $1.00           $1.00         $1.00       $1.00
                                                      ---------------------------------------------------------------------
      Net investment income                                  .05            .05             .05           .03         .03
      Net realized gain (loss) on investments                Nil            Nil            Nil           (Nil)         --
                                                      ---------------------------------------------------------------------
      Total from investment operations                       .05            .05             .05           .03         .03
                                                      ---------------------------------------------------------------------
      Dividends paid from:
        Net investment income                               (.05)          (.05)           (.05)         (.03)       (.03)
                                                      ---------------------------------------------------------------------
      Net asset value, end of year                         $1.00          $1.00           $1.00         $1.00       $1.00
                                                      =====================================================================
      Total return                                          4.84%          4.92%           5.08%         3.08%       2.85%

Ratios/Supplemental Data:
      Ratios to average net assets:
        Expenses                                             .75%           .70%            .71%          .72%        .76%
        Net investment income                               4.73%          4.81%           5.03%         3.05%       2.82%
      Net assets, end of year (in thousands)           $1,342,639     $1,224,481      $1,153,130      $786,321    $754,996

See notes to financial statements.


                -----------------------------------------------


Notes to Financial Statements
Legg Mason Cash Reserve Trust

(Amounts in Thousands)
--------------------------------------------------------------------------------
1. Significant Accounting Policies:

           The Legg Mason Cash Reserve Trust ("Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The policies set forth below are in conformity with generally accepted accounting principles.

      Security Valuation
           Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Dividends to Shareholders
           Dividends are declared daily and paid monthly. Dividends payable are recorded on the dividend record date. Net investment income for dividend purposes consists of interest accrued, original issue and market discount earned, less amortization of market premium and accrued expenses. At August 31, 1997, dividends payable of $2,765 were accrued.

      Security Transactions
           Security transactions are accounted for on the trade date and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

Legg Mason Cash Reserve Trust


(Amounts in Thousands)
--------------------------------------------------------------------------------
      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Trust's custodian. The value of such collateral includes accrued interest.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Trust Share Transactions:

           The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 1997, net assets consisted of paid-in capital of $1,342,622 and accumulated net realized gain of $17. Since the Trust has sold and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions:

                                For the Years Ended August 31,
                                     1997         1996
--------------------------------------------------------------
      Shares sold                $4,783,717    $4,744,925
      Shares reinvested              58,446        57,357
      Shares repurchased         (4,724,329)   (4,731,444)
--------------------------------------------------------------
      Net increase               $  117,834     $  70,837
==============================================================

3. Transactions with Affiliates:

           The Trust has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Trust. Under this agreement, the Manager provides the Trust with management and administrative services for which the Trust pays a fee at an annual rate ranging from 0.50% of the first $500 million of average daily net assets of the Trust to 0.40% of average daily net assets in excess of $2 billion. For the year ended August 31, 1997, the management fee was $6,110.

           Administrative personnel and services are provided by Legg Mason at no additional expense to the Trust.

           Western Asset Management Company ("Adviser"), a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to the Trust. The Adviser is responsible for the actual investment activity of the Trust, for which the Manager pays the Adviser a fee at an annual rate equal to 30% of the fee received by the Manager. For the year ended August 31, 1997, the advisory fee was $1,833.

           Effective January 10, 1997, Cash Reserve Trust began compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets. Legg Mason has agreed to limit such fees paid by the Fund to 0.10% for the next two years. If this voluntary limit is not extended beyond January 10, 1999, Cash Reserve Trust may pay Legg Mason a fee for its distribution services in an amount not to exceed an annual rate of 0.15% of the Fund's average daily net assets. For the year ended August 31, 1997, the distribution fee was $833.

           During the year ended August 31, 1996, Legg Mason contributed $400 to offset a portion of a prior year's net realized loss.

           Legg Mason has an agreement with the Trust's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $566 by the transfer agent for the year ended August 31, 1997.

Report of Ernst & Young LLP, Independent Auditors

      To the Shareholders and Trustees of
      Legg Mason Cash Reserve Trust:

           We have audited the accompanying statement of net assets of the Legg Mason Cash Reserve Trust as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Cash Reserve Trust at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP
                                                        ---------------------


      Philadelphia, Pennsylvania
      September 26, 1997